                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 31, 2002

                         ------------------------------

                         RELIANT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-13265                  76-0511406
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

ITEM 5.           OTHER EVENTS.

         Effective August 31, 2002, Reliant Energy, Incorporated ("Reliant Energy"), a Texas corporation and the sole stockholder of Reliant Energy Resources Corp. (the "Company"), consummated a restructuring transaction as a result of which it became an indirect wholly owned subsidiary of a new holding company, CenterPoint Energy, Inc. ("CenterPoint Energy"), and each share of common stock of Reliant Energy was converted into one share of common stock of CenterPoint Energy. Also, as part of the restructuring (i) Reliant Energy conveyed its Texas electric generation assets and certain buildings and related assets to wholly owned subsidiaries, (ii) Reliant Energy was converted into a Texas limited liability company named CenterPoint Energy Houston Electric, LLC, and (iii) the capital stock of all of Reliant Energy's former subsidiaries (other than certain financing subsidiaries), including the Company, the subsidiaries that acquired the Texas electric generation assets and the buildings and the approximately 83% ownership interest in Reliant Resources, Inc., was distributed to CenterPoint Energy. These transactions were consummated pursuant to the Texas restructuring law and Reliant Energy's plan to restructure its businesses into two distinct publicly traded companies.

         CenterPoint Energy, with the Company and CenterPoint Energy's other subsidiaries, is subject to regulation as a registered holding company under the Public Utility Holding Company Act of 1935, which directs the SEC to regulate, among other things, financings, sales or acquisitions of assets, and intra-corporate transactions.

         Concurrently with the restructuring, the Company's 6.25% Convertible Junior Subordinated Debentures and 6% Convertible Subordinated Debentures due 2012 became convertible into CenterPoint Energy common stock on the same terms as such securities were convertible into Reliant Energy common stock prior to the restructuring.

         The following diagram depicts a summary overview of the current corporate organizational structure of CenterPoint Energy and its principal operating subsidiaries. Unless otherwise indicated, ownership interests shown below are 100%.

                     ORGANIZATION CHART AFTER RESTRUCTURING


                            CenterPoint Energy, Inc.
                                     d/b/a
                                Reliant Energy,
                                  Incorporated
                                       |
                                       |
        _________________________________________________________________
       |                     |                      |                    |83%
       |                     |                      |                    |
    Reliant          CenterPoint Energy            Texas              Reliant
    Energy          Houston Electric, LLC          Genco             Resources,
   Resources          (formerly Reliant           Holdings,             Inc.
     Corp.          Energy, Incorporated)           Inc.
(includes gas         (transmission and            (Texas
     LDCs)          distribution utility)        generation
                                                   assets)


         The shares of common stock of CenterPoint Energy issued in the restructuring were approved for listing by the New York Stock Exchange and the Chicago Stock Exchange. CenterPoint Energy currently conducts business under the name Reliant Energy, Incorporated, and CenterPoint Energy's common stock currently trades under the symbol "REI."

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (c) Exhibits.

             The following exhibits are filed herewith:

         Each exhibit is incorporated herein by reference to a prior filing as indicated.

                                                             Report or              SEC File or
Exhibit                                                     Registration            Registration    Exhibit
Number             Description                               Statement                Number       References
------             -----------                              -------------             ------       ----------
4(a)      Third Supplemental Indenture dated as of August    Form 8-K of              333-69502       4(h)
          31, 2002 among CNP, REI, Reliant Energy            CenterPoint Energy,
          Resources Corp. ("RERC") and The Bank of New       Inc. dated August 31,
          York (supplementing the Indenture dated as of      2002 and filed with
          June 15, 1996 under which RERC's 6.25%             the SEC on September
          Convertible Junior Subordinated Debentures were    3, 2002
          issued)

4(b)      Second Supplemental Indenture dated as of August   Form 8-K of              333-69502       4(i)
          31, 2002 among CNP, REI, RERC and JPMorgan Chase   CenterPoint Energy,
          Bank (supplementing the Indenture dated as of      Inc. dated August 31,
          March 1, 1987 under which  RERC's 6% Convertible   2002 and filed with
          Subordinated Debentures due 2012 were issued)      the SEC on September
                                                             3, 2002

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RELIANT ENERGY RESOURCES CORP.



Date: September 3, 2002                      By:     /s/ Rufus S. Scott
                                                -----------------------------
                                                 Rufus S. Scott
                                                 Vice President, Deputy General
                                                 Counsel and Assistant Secretary